UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 16, 2023 (June 15, 2023)
Commission File Number: 1-35106

AMC Networks Inc.
(Exact name of registrant as specified in its charter)

Delaware		27-5403694
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification No.)

11 Penn Plaza,
New York,	NY	10001
(Address of principal executive offices)		(Zip Code)

(212) 324-8500
(Registrant's telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	AMCX	The	NASDAQ	Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) On June 15, 2023, AMC Networks Inc. (the “Company”) held its 2023 annual meeting of stockholders. In accordance with the Company’s Amended and Restated Certificate of Incorporation, the Class A stockholders have one vote per share and the Class B stockholders have ten votes per share. The proposals are described in detail in the Company’s proxy statement for the 2023 Annual Meeting of Stockholders filed with the U.S. Securities and Exchange Commission on April 28, 2023.

(b) Stockholders voted on the matters set forth below. The final results for the votes regarding each proposal are set forth below.

1.	The Company’s Class A stockholders elected the five directors listed below to the Board of Directors, each for a one-year term. The votes regarding this proposal were as follows:

	For	Withheld	Broker Non-Votes
Matthew C. Blank	23,329,316	1,341,272	2,864,130
Joseph M. Cohen	14,020,415	10,650,173	2,864,130
Debra G. Perelman	23,518,145	1,152,443	2,864,130
Leonard Tow	4,741,112	19,929,476	2,864,130
Carl E. Vogel	13,886,439	10,784,149	2,864,130
The Company’s Class B stockholders elected the eight directors listed below to the Board of Directors, each for a one-year term. The votes regarding this proposal were as follows:

	For	Withheld
Aidan J. Dolan	114,533,370	0
Charles F. Dolan	114,533,370	0
James L. Dolan	114,533,370	0
Patrick F. Dolan	114,533,370	0
Thomas C. Dolan	114,533,370	0
Brian G. Sweeney	114,533,370	0
Vincent Tese	114,533,370	0
Marianne Dolan Weber	114,533,370	0

2.
The Company’s Class A stockholders and Class B stockholders, voting together as a single class, ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2023 fiscal year. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
141,679,209	400,255	8,624	0

3.
The Company’s Class A stockholders and Class B stockholders, voting together as a single class, approved, on an advisory basis (non-binding), the compensation of the Company’s Named Executive Officers. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
120,665,696	18,459,874	98,388	2,864,130

4.
The Company’s Class A stockholders and Class B stockholders, voting together as a single class, did not approve a stockholder proposal recommending that the Company adopt a policy on executive stock retention. The votes regarding this proposal were as follows:

For	Against	Abstain	Broker Non-Votes
9,146,531	129,890,935	186,492	2,864,130

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMC Networks Inc.

Date:	June 16, 2023	By:	/s/ Anne G. Kelly
Anne G. Kelly
Executive Vice President and Corporate Secretary